UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2024 (November 20, 2023)

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40700	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ABVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 20, 2023, ABVC BioPharma, Inc. (the “Company”) reported in the initial Current Report on Form 8-K that it entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Lind Global Fund II, LP (“Lind”), pursuant to which the Company issued Lind a secured, convertible note in the principal amount of $1,200,000 (the “Offering”), for a purchase price of $1,000,000 (the “Note”), on November 17, 2023 (the “Initial 8K”). Pursuant to the Offering, Lind also received a 5-year, common stock purchase warrant (the “Warrant”) to purchase up to 1,000,000 shares of the Company’s common stock at an initial exercise price of $2 per share, subject to adjustment.

The Initial 8K further noted that Allele Capital Partners, LLC (“Allele”) together with its executing broker dealer, Wilmington Capital Securities, LLC (together with its affiliates, “Wilmington”), served as the exclusive placement agent (the “Placement Agent”) of the Offering and that the Company agreed to pay certain expenses of the placement agent in connection with the Offering.

We are filing this amendment to disclose the following:

●	Placement Agent Warrants: that the Company also issued Allele warrants to purchase up to 30,000 shares of our common stock, at an initial exercise price of $2.00 per share, subject to adjustment (the “PA Warrants”). The PA Warrants shall be in substantially the same form as the Warrants issued to the investors in the Offering.

●	Conversion Price: The Conversion Price of the Notes is intended to be the lesser of (i) $3.50 (the “Fixed Price”) and (ii) 90% of the average of the three lowest VWAPs during the 20 trading days prior to conversion (“Variable Price”), and shall be subject to adjustment as provided herein. Notwithstanding the foregoing, provided that no Event of Default shall have occurred, conversions hereunder shall be at the Fixed Price for the first one hundred eighty days (180) following the date hereof. The original Note inadvertently did not contain the word “average,” so the parties entered into an amendment to clarify same. The form of amendment is filed as an Exhibit hereto and incorporated herein by reference.

The foregoing description of the PA Warrants is qualified by reference to the full text of the form of the Warrants, which is filed as an Exhibit hereto and incorporated herein by reference.

Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the Securities described herein. Such disclosure does not constitute an offer to sell, or the solicitation of an offer to buy nor shall there be any sales of the Company’s securities in any state in which such offer, solicitation or sale would be unlawful. The securities mentioned herein have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and applicable state securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
10.1	Form of Warrant (incorporated by reference to Exhibit 10.3 of the 8K filed on November 20, 2023)
10.2	Form of Amendment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABVC BioPharma, Inc.

January 17, 2024	By:	/s/ Uttam Patil
Uttam Patil
Chief Executive Officer

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